Exhibit 99.1

JOINT FILING AGREEMENT

JOINT FILING AGREEMENT dated as of February 14, 2022, by and among Demantoid Gem Holdings Limited, Warburg Pincus (Callisto) Private Equity XII (Cayman), L.P., Warburg Pincus (Europa) Private Equity XII (Cayman), L.P., Warburg Pincus (Ganymede) Private Equity XII (Cayman), L.P., Warburg Pincus Private Equity XII-B (Cayman), L.P., Warburg Pincus Private Equity XII-D (Cayman), L.P., Warburg Pincus Private Equity XII-E (Cayman), L.P., Warburg Pincus XII Partners (Cayman), L.P., WP XII Partners (Cayman), L.P., Warburg Pincus (Cayman) XII, L.P., Warburg Pincus (Cayman) XII GP LLC, Warburg Pincus China Partners (Cayman), L.P., Warburg Pincus China (Cayman), L.P., Warburg Pincus (Cayman) China GP, L.P., Warburg Pincus (Cayman) China GP LLC, Warburg Pincus Partners II (Cayman), L.P., Warburg Pincus Partners II Holdings (Cayman), L.P., WPP II Administrative (Cayman), LLC, Warburg Pincus (Bermuda) Private Equity GP Ltd and Warburg Pincus LLC (collectively, the “Joint Filers”).

WHEREAS, pursuant to Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the parties hereto desire to satisfy any filing obligation under Section 13(d) of the Exchange Act by a single joint filing;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Joint Filers hereby agree and represent as follows:

1. The Schedule 13G with respect to the Class A ordinary shares, par value $0.00001 per share, of Zhangmen Education Inc. (to which this Joint Filing Agreement is an exhibit) is filed on behalf of each of the Joint Filers.

2. Each of the Joint Filers is eligible to use Schedule 13G for the filing of the information therein contained.

3. Each of the Joint Filers is responsible for the timely filing of any Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein, provided that each such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Joint Filing Agreement to be duly executed and delivered as of the date first above written.

Demantoid Gem Holdings Limited

By:	/s/ Steven G. Glenn
Name:	Steven G. Glenn
Title:	Director

Warburg Pincus (Callisto) Private Equity XII (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Europa) Private Equity XII (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Ganymede) Private Equity XII (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus Private Equity XII-B (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus Private Equity XII-D (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus Private Equity XII-E (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus XII Partners (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WP XII Partners (Cayman), L.P.

By:	Warburg Pincus (Cayman) XII, L.P., its general partner
By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Cayman) XII, L.P.

By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Cayman) XII GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus China Partners (Cayman), L.P.

By:	Warburg Pincus (Cayman) China GP, L.P., its general partner
By:	Warburg Pincus (Cayman) China GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus China (Cayman), L.P.

By:	Warburg Pincus (Cayman) China GP, L.P., its general partner
By:	Warburg Pincus (Cayman) China GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Cayman) China GP, L.P.

By:	Warburg Pincus (Cayman) China GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Cayman) China GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus Partners II (Cayman), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus Partners II Holdings (Cayman), L.P.

By:	WPP II Administrative (Cayman), LLC, its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WPP II Administrative (Cayman), LLC

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus (Bermuda) Private Equity GP Ltd

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

Warburg Pincus LLC

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	General Counsel & Managing Director